UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2023

VITAL ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street, Suite 1000, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Maple Acquisition

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2023 (the “Announcement 8-K”), on September 13, 2023, Vital Energy, Inc. (the “Company”) entered into a purchase and sale agreement (the “Maple PSA”) with Maple Energy Holdings, LLC (“Maple”) with respect to the acquisition of oil and gas properties from Maple, as further described in the Announcement 8-K (the “Maple Acquisition”).

On October 31, 2023, the Company consummated the Maple Acquisition.

In connection with the closing of the Maple Acquisition, the Company, Maple designees and Maple entered into a Registration Rights Agreement, a form of which was included as Exhibit C to the Maple PSA filed as Exhibit 2.2 to the Announcement 8-K and is incorporated by reference herein.

Henry Acquisition

As previously disclosed in the Announcement 8-K, on September 13, 2023, the Company entered into a purchase and sale agreement (the “Henry PSA”) with Henry Resources, LLC, Henry Energy LP and Moriah Henry Partners LLC (collectively, “Henry”) with respect to the acquisition of oil and gas properties from Henry, as further described in the Announcement 8-K (the “Henry Acquisition”).

On November 5, 2023, the Company consummated the Henry Acquisition.

In connection with the closing of the Henry Acquisition, the Company and Henry designees entered into a Registration Rights Agreement, a form of which was included as Exhibit C to the Henry PSA filed as Exhibit 2.1 to the Announcement 8-K and is incorporated by reference herein.

Additionally, in connection with the closing of the Henry Acquisition, the Company and Henry designees entered into an Investor Agreement, a form of which was included as Exhibit F to the Henry PSA filed as Exhibit 2.1 to the Announcement 8-K and is incorporated by reference herein.

Tall City Acquisition

As previously disclosed in the Announcement 8-K, on September 13, 2023, the Company entered into a purchase and sale agreement (the “Tall City PSA”) with Tall City Property Holdings III LLC and Tall City Operations III LLC (collectively, “Tall City”) with respect to the acquisition of oil and gas properties from Tall City, as further described in the Announcement 8-K (the “Tall City Acquisition”).

On November 6, 2023, the Company consummated the Tall City Acquisition.

In connection with the closing of the Tall City Acquisition, the Company and a Tall City designee entered into a Registration Rights Agreement, a form of which was included as Exhibit G to the Tall City PSA filed as Exhibit 2.3 to the Announcement 8-K and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On October 31, 2023, the Company issued 3,012,997 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) constituting a portion of the purchase price in the Maple Acquisition. In addition, 357,500 shares of Common Stock are held in escrow pursuant to the terms of the Maple PSA to satisfy potential indemnification claims arising under the Maple PSA and may be issued to Maple during or upon expiration of the indemnification period or upon final resolution or determination of all indemnification claims. These shares were issued in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(a)(2) thereof.

On November 5, 2023, the Company issued 2,145,725 shares of Common Stock and 6,131,381 shares of the Company’s 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock, par value $0.01 per share (the “Convertible Preferred Stock”), constituting the purchase price in the Henry Acquisition. These shares were issued in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

On November 6, 2023, the Company issued 628,968 shares of Common Stock constituting a portion of the purchase price in the Tall City Acquisition. In addition, 773,290 shares of Common Stock are held in escrow pursuant to the terms of the Tall City PSA to satisfy potential indemnification claims arising under the Tall City PSA and may be issued to Tall City during or upon expiration of the indemnification period or upon final resolution or determination of all indemnification claims. These shares were issued in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

The Company relied upon representations, warranties, certifications and agreements of each of Maple, Henry, Tall City, respectively, or their respective affiliates or designees (as applicable) in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2023, the Company filed a Certificate of Amendment to the Certificate of Designations of 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock of Vital Energy, Inc. (the “Certificate of Amendment”). The Certificate of Amendment increased the number of authorized shares designated as Convertible Preferred Stock from 4,977,272 to 10,000,000.

The description of the Certificate of Amendment set forth herein is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The Company filed the financial statements required by Item 9.01(a) of Form 8-K as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 to the Announcement 8-K.

(b) Pro forma financial information.

The Company filed the pro forma financial information required by Item 9.01(b) of Form 8-K as Exhibit 99.8 to the Announcement 8-K.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Designations of 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock of Vital Energy, Inc.
4.1	Form of Registration Rights Agreement (attached as Exhibit C to Exhibit 2.1 to Vital’s Current Report on Form 8-K (File No. 001-35380) filed on September 13, 2023.
4.2	Form of Registration Rights Agreement (attached as Exhibit C to Exhibit 2.2 to Vital’s Current Report on Form 8-K (File No. 001-35380) filed on September 13, 2023.
4.3	Form of Investor Agreement (attached as Exhibit F to Exhibit 2.1 to Vital’s Current Report on Form 8-K (File No. 001-35380) filed on September 13, 2023.
4.4	Form of Registration Rights Agreement (attached as Exhibit G to Exhibit 2.3 to Vital’s Current Report on Form 8-K (File No. 001-35380) filed on September 13, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: November 6, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer